Page 1 of 12 SEPARATION AGREEMENT AND RELEASE OF CLAIMS This Separation Agreement and Release of Claims (“Agreement”) is entered into by Jonathan Robins (“Employee”) and Intellicheck, Inc. (“Company”), who agree as follows: WHEREAS, Employee’s last day of employment with Company was October 16, 2026 (the “Separation Date”); WHEREAS, the Company is willing to provide Employee certain separation benefits in exchange for a release of claims and other commitments. NOW THEREFORE, intending to be legally bound and for good and valuable consideration, Company and Employee agree as follows: 1. RECITALS. The foregoing recitals are true and correct and incorporated herein. 2. SEPARATION FROM COMPANY; COOPERATION. Employee represents that, up through the Separation Date, Employee has fully complied with all Employee’s obligations to Company and given best efforts to cooperating with and assisting Company in relation to Employee’s separation of employment and the transition of job duties and work responsibilities. Employee will claim no further right to employment with Company beyond the Separation Date. Following the Separation Date, Employee will reasonably cooperate with Company, at mutually convenient times that do not unreasonably interfere with Employee’s subsequent employment or business activities, (a) during the twelve (12) month period following the Separation Date, in the transition of Employee’s former job duties and responsibilities, including by responding to reasonable inquiries regarding Company’s technology, systems, and products, and (b) in connection with any pending or future investigation, litigation, arbitration, or administrative or regulatory proceeding relating to matters of which Employee has knowledge as a result of Employee’s employment with Company, including by making Employee reasonably available for interviews with Company’s counsel and to provide truthful testimony. The twelve (12) month limitation in clause (a) does not apply to clause (b). Company will reimburse Employee for reasonable, pre- approved out-of-pocket expenses Employee incurs in providing such cooperation. Each calendar month, the first three (3) hours of cooperation Employee provides under this Section 2, in the aggregate across clauses (a) and (b), will be provided without additional compensation (the “Monthly Allowance”), and unused hours of the Monthly Allowance will not carry forward to any later month. Company will pay Employee at the rate of $200 per hour for cooperation time in excess of the Monthly Allowance, provided that Company requested and approved such excess time in writing (e-mail being sufficient) before Employee performed it. Employee will submit a monthly invoice describing the time spent and the cooperation provided, and Company will pay each undisputed invoice within thirty (30) days after receipt. With respect to clause (b), compensable time includes time Employee spends preparing for and attending interviews and meetings with Company’s counsel, and excludes time Employee spends giving testimony in any deposition or other proceeding. In no event will any payment under this Section 2 be conditioned on the content of any information or testimony Employee provides or on the outcome of any matter. Employee will provide any compensated cooperation as an independent contractor. Company will report such payments on IRS Form Docusign Envelope ID:

Page 2 of 12 1099, and they will not constitute wages or create an employment relationship. Nothing in this Section 2 requires Employee to provide anything other than truthful information or limits Employee’s Protected Activity (as defined in Section 9(a)). 3. EARNED PAYMENTS AND BENEFITS. Employee has been paid in full and received all compensation, reimbursements, and benefits Employee earned by virtue of employment with Company, including any bonus or other incentive payments, and all earned but unused paid time off, if any, has been paid in compliance with applicable law. Except for the continuation of Employee’s COBRA benefits, as outlined in Section 4, Employee’s rights under any of Company’s other benefit plans will be handled in accordance with the terms of the governing documents. Except as stated in this Agreement, or as required by law, all compensation and benefits ceased on the Separation Date. 4. ADDITIONAL CONSIDERATION. In consideration of Employee’s covenants and waiver and release under this Agreement, and subject to the conditions specified below, Company will provide Employee with the following (“Separation Benefits”): Provided Employee timely elects to exercise Employee’s rights under COBRA for continuation of medical, dental, and vision benefits under the Company’s group medical, dental, and vision plans after the Separation Date, Company will reimburse the COBRA premiums paid by Employee for Employee and Employee’s eligible dependents for the term of November 1, 2026 through February 28, 2027. Company will make each reimbursement within thirty (30) days after Employee submits proof of payment of the applicable premium, but in no event before the Effective Date (as defined in Section 11). Company’s reimbursement obligation will end early on the date Employee becomes eligible for group health coverage through a subsequent employer, and Employee will notify Company in writing within ten (10) days after becoming so eligible. The Separation Benefits are conditioned on Employee signing and returning this Agreement within the Review Period (as defined in Section 10(a)), not revoking it during the Revocation Period (as defined in Section 11), and complying with this Agreement. 5. WAIVER AND RELEASE. (a) On behalf of Employee and Employee’s marital community, heirs, executors, administrators, and assigns, Employee hereby waives, releases, and discharges any and all claims against Company and all of the other Released Parties (as defined below), at law or in equity, whether known or unknown, anticipated or unanticipated, contingent, or otherwise, occurring or that could be alleged to have occurred before the execution of this Agreement (“Released Claims”). This release is comprehensive and Released Claims include all claims (including claims to costs and attorneys’ fees), damages, causes of action, and disputes of any kind whatsoever. Employee understands and agrees that Released Claims include (but are not limited to) any and all claims for wages, equity, options, incentives, reimbursements, employee benefits, and damages of any kind arising out of or under: 1. any federal, state, or local law, regulation, or constitution dealing with employment, compensation, benefits, or discrimination such as those laws or regulations concerning discrimination, harassment, retaliation, or other unlawful conduct on the basis of race Docusign Envelope ID:

Page 3 of 12 (including traits historically associated or perceived to be associated with race, such as hair texture and protective hairstyles such as afros, braids, locks, or twists), color, creed, religion, age, sex, sexual orientation (including gender expression/identity), pregnancy (including childbirth and related medical conditions), national origin, ancestry, citizenship, veteran status, military service or application for military service, marital or registered domestic partner status, disability or handicap, medical condition, genetic testing and information, HIV or AIDS status, possession of sickle cell or hemoglobin C trait, lawful use of lawful products, political affiliation, status as a domestic violence victim, testimony or assistance with hazardous chemicals proceedings or investigations, jury service, family, medical, and other protected leaves of absence, engaging in acts protected by public policy, National Guard service, background checks, criminal history, or any other characteristic protected by law, including claims under the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Older Workers’ Benefit Protection Act of 1990, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Family and Medical Leave Act, the Equal Pay Act, the Pregnancy Discrimination Act, the Illinois Human Rights Act, the Illinois Wage Payment and Collection Act, the Illinois Whistleblower Act, the Illinois Equal Pay Act of 2003, the Illinois Minimum Wage Law, the Illinois Personnel Record Review Act, the Illinois Victims’ Economic Security and Safety Act, the Illinois Paid Leave for All Workers Act, the Illinois Service Member Employment and Reemployment Rights Act, the Illinois Jury Act, and all other civil rights and employment laws applicable to Employee’s country, state, county, or city of employment; 2. any federal, state, or local law, regulation, or constitution relating to termination rights or benefits (including the Employee Retirement Income Security Act of 1974 (“ERISA”), the Worker Adjustment and Retraining Notification Act, and any state equivalent); and 3. any other basis for legal or equitable relief whether based on express or implied contract (including any incentive plan), tort, statute, constitution, common law, or other legal or equitable ground, including claims of tortious interference with contract or prospective business advantage, breach of the covenant of good faith and fair dealing, promissory estoppel, detrimental reliance, invasion of privacy, nonphysical injury, personal injury or sickness or any other harm, wage and hour, wrongful or retaliatory discharge, fraud, defamation, libel, slander, false imprisonment, and negligent or intentional inflection of emotional distress. (b) Employee not only releases and discharges the Released Parties from all claims Employee could make on Employee’s own behalf or on behalf of others, but also those claims that any other person or organization could make on Employee’s behalf, and Employee waives any right to recover any damage awards as a member of any class in a case alleging any claim against the Released Parties. For purpose of this Agreement, the term “Released Parties” means Company, Sequoia One PEO, LLC, their affiliates, parents, subsidiaries, joint ventures, and related companies and their present, former, and future successors and assigns, and all of its and their present, former, and future owners, directors, officers, stockholders, members, managers, Docusign Envelope ID:

Page 4 of 12 employees, agents, representatives, assigns, insurers, trustees, employee benefit programs (and the trustees, administrators, fiduciaries, and insurers of such programs), and attorneys, both individually and in their representative capacities. (c) Employee and Company do not intend to release (and this Agreement does not release) any of the following: (a) claims for breach or enforcement of this Agreement, (b) claims that arise after execution of this Agreement (including claims under the Age Discrimination in Employment Act or the Older Workers’ Benefit Protection Act of 1990), (c) entitlement claims under ERISA for vested benefits arising under any applicable ERISA plan, (d) workers’ compensation or unemployment claims, (e) any rights Employee has to indemnification, advancement of expenses, or insurance coverage under Company’s certificate of incorporation or bylaws, any indemnification agreement between Employee and Company, any directors’ and officers’ liability insurance policy, or applicable law, (f) any rights in vested equity awards under Company’s equity incentive plans and the applicable award agreements, or (g) any other claims Employee may not release as a matter of law under this Agreement. Nothing in this Agreement should be construed as restricting or prohibiting Employee from engaging in concerted activity intended to address work-related issues. (d) Employee understands and agrees that the releases in this Agreement extend to all known, unknown, suspected, unsuspected, past or present claims of every nature and kind whatsoever against the Released Parties. Employee realizes that Employee may later discover claims or facts in addition to or different from those Employee now knows or believes to exist. Nevertheless, Employee fully and freely intends to waive any claim that might arise as a result of such additional or different claims or facts. 6. CHARGES; SETOFF; MISCELLANEOUS. Employee represents and warrants that neither Employee nor anyone on Employee’s behalf has filed any complaints, lawsuits, or other actions based on any Released Claim, except as listed below Employee’s signature. If no complaints, lawsuits, or other actions are so listed, none have been filed. Nothing in this Agreement is intended to prevent, restrict or otherwise interfere with Employee’s right to (i) file or prosecute a charge or complaint with any Government Agency, (ii) testify, assist, participate in, or cooperate with an investigation or proceeding conducted by any Government Agency, or any administrative, legislative, arbitral, or judicial proceedings in relation to any alleged criminal conduct or unlawful employment practices, (iii) seek a judicial determination of the validity of the release of Employee’s rights under the Age Discrimination in Employment Act, (iv) report violations of any law administered by the Securities and Exchange Commission (“SEC”) or Occupational Safety and Health Administration (“OSHA”), or (v) make other disclosures protected under the whistleblower provisions of state or federal law or regulation. For purposes of this Agreement, “Government Agency” means any employment-related agency or commission, securities regulatory agency or authority, or other federal, state, and local governmental agency or commission (such as the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, and the Securities and Exchange Commission). Unless prohibited by law, Employee further understands and agrees: (a) Employee will not seek and is hereby waiving any claim for personal damages and/or other personal relief; (b) Employee will cause the withdrawal or dismissal with prejudice of any claim Employee has purported to waive in this Agreement; (c) if Employee is ever awarded or recovers Docusign Envelope ID:

Page 5 of 12 any amount as to a claim Employee has purported to waive in this Agreement (other than under the Age Discrimination in Employment Act if Employee is lawfully allowed to pursue such a claim), Employee agrees that the amount of any award or recovery will be reduced by 100 percent of the amounts Employee was paid under this Agreement, with the setoff being appropriately adjusted for Employee’s return of any such amounts; and (d) to the extent such a setoff is not effected, Employee promises to pay, or assign Employee’s right to receive, the amount that should have been setoff to Company. Notwithstanding the foregoing, this Agreement does not limit Employee’s ability to receive an award for information provided to the SEC or, if expressly authorized by law, another Government Agency. Employee represents and warrants that Employee is the sole owner of any and all Released Claims that Employee may have, and that Employee has not assigned, transferred, or otherwise disposed of Employee’s right or interest in any Released Claim. Nothing in this Agreement prohibits or impairs Employee or Company from complying with all applicable laws or exercising protected rights (including Protected Activity (as defined in Section 9(a))). Nor will this Agreement be construed to obligate either party to commit (or aid or abet in the commission of) any unlawful act. 7. REPRESENTATIONS. By signing below, Employee represents and agrees that the following are true and correct: (a) Except for the benefits to be provided to Employee regardless of whether Employee signs this Agreement, as described in Section 3, the Separation Benefits to be provided under this Agreement, and any vested benefits under Company’s 401(k) plan, and the rights preserved under Section 5(c), Employee may be entitled to receive, the Company does not owe Employee any other wages, compensation, or benefits of any kind or nature. (b) The Company has provided Employee with all leave to which Employee was entitled and, to the best of Employee’s knowledge, Employee is not suffering from any work- related injuries. (c) Employee has not received, is not receiving, and has not applied for Medicare. (d) The Separation Benefits described in Section 4 are benefits that Employee is not entitled to receive in the absence of this Agreement. (e) The Company’s obligations set forth in Section 4 provide adequate consideration for Employee’s covenants, waiver, and release in this Agreement. (f) Employee’s entitlement to earn and retain the Separation Benefits is conditioned on Employee’s full compliance with this Agreement and any other obligations of Employee, including without limitation the obligations in the Confidentiality Agreement. For purposes of this Agreement, “Confidentiality Agreement” means the Confidentiality, Non-Competition, and Invention Assignment Agreement signed by Employee on May 25, 2023. (g) Employee has returned to Company all Company property, including without limitation all files, memoranda, keys, credit cards, access cards, manuals, equipment (including laptop computers and cell phones), passwords (including PINs), physical property, data, records, and other documents (including electronically recorded documents and data) that Employee received from the Released Parties or that Employee generated in the course of employment with Docusign Envelope ID:

Page 6 of 12 or service to Company. If Employee discovers that Employee possesses such property after the date of this Agreement, Employee will immediately return to Company such property and all copies of such property as recorded in any medium. (h) Employee has not asserted a claim for sexual harassment or sexual abuse against any of the Released Parties, Employee is not aware of any facts supporting such a claim, and Employee and the Company expressly acknowledge and agree that the Separation Benefits described in Section 4 are not being paid in settlement of any claim for sexual harassment or sexual abuse or attorneys’ fees related to such a claim. 8. CONFIDENTIALITY; NONDISPARAGEMENT. (a) In exchange for Company’s continued reimbursement of COBRA premiums paid by Employee for Employee and Employee’s dependents for the term of March 1, 2027 to March 31, 2027, on the same terms and conditions set forth in Section 4, Employee agrees that the terms, provisions and conditions of this Agreement are strictly confidential and shall not be disclosed to any person or entity except as required by law or by court order. Employee further agrees that a violation of the terms of this Section 8 regarding confidentiality of this Agreement would be a material breach of the same, for which Company may immediately seek legal, equitable, injunctive, monetary or any other appropriate relief in a court of competent jurisdiction, and shall entitle Company to recover the COBRA premium reimbursement paid to Employee under this Section 8(a). Notwithstanding the above, Employee has the right to disclose this Agreement: (a) to Employee’s immediate family, tax advisors, or taxing authorities, so long as such person or entity agrees to be bound by the confidential nature of this Agreement; (b) to Employee’s attorney; (c) pursuant to the order of a court; (d) while engaging in the protected activities referenced in this Agreement; (e) discussing terms and conditions of employment concerning Company with current or former coworkers, assisting current or former coworkers with workplace issues concerning Company, or communicating with others for the purposes of mutual aid or protection, including with the NLRB, about Employee’s employment with the Company; and/or (f) for purposes of securing enforcement of the terms and conditions of this Agreement, should that ever be necessary. (b) For the two-year period following the Separation Date, Employee will not disparage Company or its officers, directors, employees, agents, business (including products, services, or programs). For purposes of this Agreement, “disparage” means any communication (written or oral, including through social media) that is reckless or maliciously untrue. Employee also will refrain from any defamation, libel, or slander of any of the Released Parties and will refrain from tortious interference with the contracts and relationships of any of the Released Parties. The foregoing is not intended to dissuade or preclude Employee from exercising protected rights, including the Protected Activity (as defined in Section 9(a)). For the same two-year period, Company will not disparage Employee in any press release or other official statement that Company makes or authorizes, and within five (5) business days after the Effective Date, Company will instruct its directors and its officers holding the title of Senior Vice President or above, in writing, not to disparage Employee. Company’s obligations under this Section 8(b) are limited to the foregoing, and Company will have no liability for any statement that Company did not make or authorize. Nothing in this Section 8(b) restricts Company or any individual acting on its behalf from (i) making any disclosure required by applicable law or stock exchange rule, including in Docusign Envelope ID:

Page 7 of 12 Company’s filings with the SEC, or (ii) making truthful statements in any legal proceeding or to any Government Agency. (c) Employee acknowledges and agrees that the confidentiality provisions contained in this Section are not unilaterally imposed or provided by Company as a pre-condition of separation or settlement. Rather, after having the opportunity to consult with independent legal counsel, Employee affirmatively states that it is their personal, documented preference to keep the terms of this Agreement confidential, and that such confidentiality is mutually beneficial to Employee and Company. This confidentiality preference is supported by separate, distinct, and adequate consideration as set forth under Section 8(a) of this Agreement, which is separate and apart from any consideration provided for the release of claims. Employee may revoke Employee’s preference for confidentiality under this Section 8 within seven (7) days after signing this Agreement by delivering written notice in the manner set forth in Section 11. If Employee timely revokes that preference, the confidentiality obligations in Section 8(a) will not apply, Company will have no obligation to reimburse the COBRA premiums described in Section 8(a), and the remainder of this Agreement will remain in full force and effect. (d) The obligations under this Section 8 are in addition to any obligations imposed under the Confidentiality Agreement, other agreements, and under applicable laws. 9. PROTECTED ACTIVITY; NOTICE OF IMMUNITY. (a) Nothing in this Agreement (including Section 8) is intended to or does restrict or impede Employee from exercising Employee’s right to do any of the following (collectively, “Protected Activity”): (i) making disclosures as may be required or protected by law or legal process, including in connection with a government investigation or proceeding by any Government Agency, (ii) disclosing or discussing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Employee has reason to believe is unlawful, or (iii) otherwise exercising any right (including those referenced in either Section 6 or the following sentence) that Employee cannot waive or forego under applicable laws or regulations. For example, this Agreement is not intended to and does not preclude or dissuade Employee from engaging in concerted activities protected by the National Labor Relations Act such as discussing wages, benefits, or other terms and conditions of employment with others, including a Government Agency, former coworkers, and labor organizations; organizing, forming, joining, or assisting a union, such as by sharing employee contact information; taking action with one or more co-workers to improve working conditions by, among other means, raising work- related complaints directly with Company or with a Government Agency; striking and picketing, depending on its purpose and means; taking photographs or other recordings in the workplace, together with co-workers, to document or improve working conditions, except where an overriding employer interest is present; wearing union apparel in the workplace, except under special circumstances; or choosing not to engage in any of these activities. Nothing in this Agreement permits Employee’s disclosure of attorney-client privileged communications, and such disclosure would breach this Agreement. (b) Nothing in this Agreement is intended to or will be interpreted to conflict with the Defend Trade Secrets Act or create liability for disclosures allowed under that Act. Employee is hereby notified of the following provisions of 18 U.S.C. § 1833(b): Docusign Envelope ID:

Page 8 of 12 (1) IMMUNITY.—An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. (2) USE OF TRADE SECRET INFORMATION IN ANTI-RETALIATION LAWSUIT.—An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual—(A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret except pursuant to court order. 10. ADEA/OWBPA WAIVER AND ACKNOWLEDGEMENT. Employee understands that the release set forth herein includes a release of any claims Employee may have under the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq. (“ADEA”), against any of the Released Parties that may have existed on or prior to the date upon which Employee signs this Agreement. Employee understands that the ADEA is a federal statute that prohibits discrimination on the basis of age. Employee as part of this Agreement is waiving any and all claims under the ADEA, including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA, that Employee may have against any of the Released Parties as of the date upon which Employee signs this Agreement, and hereby knowingly and voluntarily waives such claims. Employee understands that any claims under the ADEA that may arise after the date this Agreement is executed by Employee are not waived, including without limitation any rights or claims that Employee may have to secure enforcement of the terms and conditions of this Agreement. Employee acknowledges that Employee is receiving consideration to which Employee is not already entitled in return for the waiver of any and all claims under the ADEA. Employee acknowledges that Employee had no physical or mental impairment of any kind that has interfered with Employee’s ability to read and understand the meaning of this Agreement or its terms, and that Employee is not acting under the influence of any medication or mind-altering chemical in entering into this Agreement. a. Employee, pursuant to and in compliance with the rights afforded under the Older Workers Benefit Protection Act of 1990 (“OWBPA”): (1) is advised to consult with an attorney before executing this Agreement; (2) has, at Employee’s option, twenty- one (21) days (the “Review Period”) to consider this Agreement; and (3) is advised that Employee is not waiving claims that may arise after the date on which Employee signs this Agreement. The Parties agree that any changes to this Agreement, material or otherwise, do not re-start the running of the original twenty- one (21) day Review Period. b. Nothing in this Agreement shall prevent Employee (or Employee’s attorneys) from (1) commencing an action or proceeding to enforce this Agreement or (2) Docusign Envelope ID:

Page 9 of 12 exercising Employee’s right under the OWBPA to challenge the validity of Employee’s waiver of ADEA claims set forth in this Agreement. 11. 7-DAY REVOCATION PERIOD OF ADEA RELEASE AND EFFECTIVE DATE OF AGREEMENT. Employee understands that Employee may execute this Agreement and then revoke Employee’s release of age discrimination claims under the ADEA for up to and including seven (7) days after signing this Agreement (the “Revocation Period”). For all other purposes, this Agreement shall become effective upon providing the Company with a signed copy of the same. Employee expressly agrees that, in order to be effective, Employee’s revocation of the release of ADEA claims pursuant to this Section 11 must be delivered via email and must actually be received by at , by 5:00 p.m. Eastern Time on or before the seventh (7th) day following Employee’s signing this Agreement. For purposes of this Agreement, the “Effective Date” is defined as the eighth day following the date that Employee signs this Agreement without exercising Employee’s right to revoke the release of age discrimination claims under the ADEA. Provided, however, in the event Employee timely exercises Employee’s right pursuant to this Section 11 to revoke the release of any potential age discrimination claims that Employee may have under the ADEA, then Company shall have the option, in its sole discretion, to revoke the entirety of this Agreement, rendering it null and void in all respects. Should Company exercise this option, it must send Employee written notice of the same within twenty-one (21) days of receiving Employee’s timely written revocation of the release of ADEA claims. 12. ENTIRE AGREEMENT; AMENDMENT; CONSTRUCTION. This Agreement constitutes the entire understanding between Company and Employee as relates to the subject matter of this Agreement and supersedes all other representations or agreements pertaining to such subject matter. Notwithstanding the foregoing, nothing in this Agreement supersedes or restricts any of Employee’s existing obligations to Company or under other agreements between Employee and Company that survive the termination of Employee’s employment (including the Confidentiality Agreement and all Employee’s obligations to protect the confidentiality of information of Company and to assign intellectual property rights to Company or otherwise protect Company’s intellectual property and/or business interests), which remain in full force and effect. The Released Parties are considered third party beneficiaries under this Agreement. Nothing in this Agreement reflects any admission of liability by Company, Employee, or any of the Released Parties. This Agreement may not be altered, amended, modified, or otherwise changed in any respect except by another written agreement that specifically refers to this Agreement, executed by Employee and an authorized Company representative. This Agreement may be executed in any number of counterparts, each of which will constitute an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile, email in portable document format (.pdf), or by any other electronic means that preserves the original appearance of a document will have the same force and effect as execution of an original, and a copy of a signature will be equally admissible in any legal proceeding as if an original. The headings in this Agreement are for reference purposes only, are not part of this Agreement, and will not affect in any way the construction of, or be taken into consideration in interpreting, this Agreement. The words “include,” “including,” and similar terms used in the Agreement will be construed as if followed by the words “without limitation.” Docusign Envelope ID:

Page 10 of 12 13. ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the Company and its respective successors and assigns, and any such successors and assigns shall be considered third-party beneficiaries of this Agreement. Employee has no right to assign this Agreement. 14. 409A. The provisions of this Agreement will be administered, interpreted and construed in a manner intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, the regulations issued thereunder, or any exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted, or construed). Each payment under this Agreement shall be considered a separate and distinct payment. Employee shall have no right to designate the date of any payment under this Agreement. Nothing contained in this Agreement shall constitute any representation or warranty by the Company regarding compliance with Section 409A. The Company has no obligation to take any action to prevent the assessment of any tax under Section 409A on any person and neither the Company, nor its subsidiaries or affiliates, nor any of their employees, officers, directors or other representatives shall have any liability to Employee with respect thereto. 15. ARBITRATION. Except for any claim for injunctive relief arising out of a breach of a party’s obligation to protect the other’s proprietary information, Employee and Company agree to resolve any disputes they may have with each other through final, binding, and confidential arbitration consistent with the relevant controlling law. Employee agrees that this Agreement affects interstate commerce and that the Federal Arbitration Act governs this agreement to arbitrate to the maximum extent permitted by law. Employee also agrees to resolve through final, binding, and confidential arbitration any disputes that Employee has with any Released Party who elects to arbitrate those disputes under this Section. Arbitration will be conducted by JAMS in accordance with its employment dispute resolution rules, which can be found at jamsadr.com/rules- employment-arbitration/. A neutral arbitrator will preside over the arbitration and issue a written decision. The arbitrator will have the exclusive authority to resolve any disputes about the enforceability of this arbitration provision, as well as arbitrability, applicability, and interpretation. To the extent permitted by law, there will be no right to bring an arbitration on a class, collective, or representative capacity. The arbitration will take place in (a) New York, New York, (b) if required by the relevant controlling law, in Employee’s assigned ordinary work location, or (c) any location agreed to by all parties. All remedies available under applicable state and federal laws will be available in the arbitration. The arbitration will be conducted confidentially, except where prohibited by applicable law, and neither the arbitrator nor JAMS will publish the result or any details of the arbitration to any third party. Unique costs of arbitration will be paid by the Company (or other Released Party), and Employee will not be liable for arbitration fees beyond those costs Employee would have incurred had a claim been filed in a court of competent jurisdiction. This Agreement to arbitrate does not interfere with any Protected Activity and does not apply to (a) unemployment or workers’ compensation claims, (b) claims of sexual harassment or sexual assault, or (c) other matters that by the relevant controlling law cannot be arbitrated. Nothing in this Section is intended to prevent or prohibit any Government Agency from filing a lawsuit on Employee’s behalf. 16. SEVERABILITY. Section 5 of this Agreement is integral to its purpose and may not be severed from this Agreement. If any other provision of this Agreement or compliance by any of the parties with any other provision of this Agreement is found to be unlawful or unenforceable, Docusign Envelope ID:

Page 11 of 12 such provision will be deemed narrowed to the extent required to make it lawful and enforceable. If such modification is not possible, such provision will be severed from the Agreement and the remaining provisions will remain fully valid and enforceable to the maximum extent consistent with applicable law. To the extent any terms of this Agreement are put into question, all terms will be interpreted in a manner that would make them consistent with current law. 17. CHOICE OF LAW; ATTORNEYS’ FEES. This Agreement will be governed by and interpreted under the laws of Illinois, excluding its choice of law rules. In the event of arbitration arising out of this Agreement, the prevailing party will be entitled to an award of its costs and reasonable attorneys’ fees, except with regard to a claim by Employee challenging the validity of this Agreement in connection with a claim under the Age Discrimination in Employment Act. 18. FURTHER ASSURANCES. Employee and the Company each agree to execute and deliver, after the date hereof, without additional consideration, any additional documents, and to take any further actions, as may be necessary to fulfill the intent of this Agreement and the transactions contemplated hereby. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] Docusign Envelope ID:

Page 12 of 12 19. KNOWING AND VOLUNTARY AGREEMENT. Employee warrants and represents that: (a) Employee has carefully read this Agreement and finds that it is written in a manner that Employee understands; (b) Employee knows the contents of this Agreement; (c) Employee is and has been advised to consult with Employee’s personal attorney before signing this Agreement and has done so or has knowingly and voluntarily waived the right to do so; (d) Employee understands that this Agreement is waiving any potential claims under the Age Discrimination in Employment Act (except as provided in this Agreement); (e) Employee has been advised that Employee is not barred from filing or prosecuting a charge with any Government Agency with respect to any such claims or from participating in an investigation or proceeding conducted by any Government Agency; (f) Employee has been given at least twenty-one days to review and analyze this Agreement and has been given seven days to revoke acceptance; (g) Employee did not rely upon any representation or statement concerning the subject matter of this Agreement, except as expressly stated in the Agreement; (h) Employee may not return this Agreement until the day after the Separation Date; (i) Employee understands the Agreement’s final and binding effect; and (j) Employee has signed the Agreement as Employee’s free and voluntary act. Lawsuits, complaints, or charges (Section 6) are [include name, cause number and court or agency]: ______________________________________________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ JONATHAN ROBINS ________________________________________ _________________________________________ Date (Employee Address) ____________________ __________________________ INTELLICHECK, INC. By__________________________________ Its___________________________________ _____________________________________ Date Docusign Envelope ID: 10/22/2026 10/22/2026 Chief Financial Officer